UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 5, 2011

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Items 5.03(a) and 5.07 -- Amendments to Certificate of Incorporation and Bylaws; Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of the Stockholders of Eastman Chemical Company was held on May 5, 2011. There were 71,046,926 shares of common stock outstanding and entitled to be voted, and 61,172,886 of those shares (86.10% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Six items of business were acted upon by stockholders at the Annual Meeting:

•	the election of four directors to serve in the class for which the term in office expires at the Annual Meeting of Stockholders in 2014 and until their successors are duly elected and qualified;

•	the advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote);

•	the advisory vote on the frequency of future “say-on-pay” votes;

•	the ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2011;

•
the approval of an amendment to the Certificate of Incorporation of the Company to declassify the Board of Directors so that beginning with the 2012 Annual Meeting each director nominee will be elected to a one-year term; and

•	the adoption of a stockholder proposal requesting that the Board of Directors take steps necessary to implement a simple majority vote requirement for all stockholder actions.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Humberto P. Alfonso	55,497,212 (98.87%)	636,397 (1.13%)	80,532 (0.11%)	4,958,745 (6.98%)
Michael P. Connors	55,829,770 (99.45%)	310,745 (0.55%)	73,626 (0.10%)	4,958,745 (6.98%)
Howard L. Lance	55,182,045 (98.31%)	949,217 (1.69%)	82,879 (0.11%)	4,958,745 (6.98%)
James P. Rogers	53,658,327 (95.58%)	2,480,616 (4.42%)	75,198 (0.10%)	4,958,745 (6.98%)

Accordingly, each of the four nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
54,015,282 (96.36%)	2,040,763 (3.64%)	158,096 (0.22%)	4,958,745 (6.98%)

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Annual Meeting proxy statement.

The results of the voting on the advisory vote on the frequency of future “say-on-pay” votes were as follows:

“Say-on-Pay” Frequency Votes; Abstentions and Broker Non-Votes	Votes For (% of voted shares); Abstentions and Broker Non-Votes (% of outstanding shares)
Every Year	50,072,786 (89.27%)
Every Other Year	308,139 (0.55%)
Every Three Years	5,712,122 (10.18%)
Abstentions	121,094 (0.17%)
Broker Non-Votes	4,958,745 (6.98%)

Accordingly, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future “say-on-pay” votes were for such vote to occur “every year”, supporting the Board’s recommendation that an advisory say-on-pay stockholder vote be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders.  No later than September 26, 2011, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07(d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include a “say-on-pay” advisory stockholder vote in its future proxy materials.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2011 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
58,279,246 (95.43%)	2,792,314 (4.57%)	101,326 (0.14%)	Not applicable

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP as independent auditors was ratified.

The results of the voting on the proposed amendment to the Certificate of Incorporation of the Company to declassify the Board of Directors were as follows:

Votes For (% of outstanding shares)	Votes Against (% of outstanding shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
60,518,886 (85.18%)	400,688 (0.56%)	253,312 (0.36%)	Not applicable

Accordingly, a majority of outstanding shares were voted for the proposal and the amendment to the Certificate of Incorporation to declassify the Board was adopted. The amendment of the Certificate of Incorporation, and related amendments to the Company’s Bylaws, Corporate Governance Guidelines, and Nominating and Corporate Governance Committee Charter, became effective on May 5, 2011 upon filing of a certificate of amendment with the Secretary of State of Delaware. The proposal for and text of the amendments to the Certificate of Incorporation and the Bylaws were disclosed in the definitive proxy statement filed by the Company on March 24, 2011. Complete copies of the Certificate of Incorporation and of the Bylaws as amended will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

The results of the voting on the stockholder proposal requesting that the Board of Directors take steps necessary to implement a simple majority vote requirement for all stockholder actions were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
36,318,910 (64.82%)	19,710,744 (35.18%)	183,273 (0.26%)	4,959,959 (6.98%)

Accordingly, a majority of votes cast on this stockholder proposal were in favor of the proposal and the proposal was adopted. The adoption of this stockholder proposal did not implement simple majority voting; some such changes are not allowed by law, and others would require that the Board and stockholders holding a majority of outstanding shares approve an amendment to the Company’s Certificate of Incorporation.

EASTMAN CHEMICAL COMPANY - EMN

Item 9.01(d) -- Exhibits

The following exhibits are filed pursuant to Item 9.01(d):

3(i) and (ii) -- Text of May 5, 2011 Amendments to Certificate of Incorporation and Bylaws (incorporated herein by reference to Appendix A to the Company’s 2011 Annual Meeting Proxy Statement)

EASTMAN CHEMICAL COMPANY - EMN
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company

By:  /s/ Scott V. King
Scott V. King,
Vice President, Controller and Chief Accounting Officer

Date:  May 9, 2011